     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 2004

                                                              FILE NO. 33-16245
                                                              FILE NO. 811-5276
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                               ----------------


                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                         POST-EFFECTIVE AMENDMENT NO. 17                    [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                     [X}

                                AMENDMENT NO. 17                            [X]


                                ----------------


                   VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST


               (Exact Name of Registrant as Specified in Charter)


                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891

               (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500


                                DAVID T. HENIGSON
                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891

                     (Name and Address of Agent for Service)


                                    COPY TO:
                               PETER D. LOWENSTEIN
                         TWO SOUND VIEW DRIVE, SUITE 100
                               GREENWICH, CT 06830


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
       [X] ON MAY 1, 2004 PURSUANT TO PARAGRAPH (B)
       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485


================================================================================

                                   Value Line
                        Strategic Asset Management Trust

            --------------------------------------------------------
                                   PROSPECTUS
                                   MAY 1, 2004
            --------------------------------------------------------





  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

          TABLE OF CONTENTS


                     Trust Summary

                     What is the Trust's goal? Page  2

                     What are the Trust's main investment strategies? Page  2

                     What are the main risks of investing in the Trust? Page  2

                     How has the Trust performed? Page  3

                     What are the Trust's fees and expenses? Page  4


How We Manage the Trust

Our principal investment strategies Page  5

The principal risks of investing in the Trust Page  7


                                Who Manages the Trust

                                Investment Adviser Page  8

                                Management fees Page  8

                                Portfolio management Page  8


          About Your Account

          How to buy and sell shares Page  9

          Dividends, distributions and taxes Page  10



                                   Financial Highlights

                                   Financial Highlights Page  12

     TRUST SUMMARY


WHAT IS THE TRUST'S GOAL?

                  The Trust's investment objective is to achieve a high total investment return consistent with reasonable risk. Although the Trust will strive to achieve this goal, there is no assurance that it will succeed. Shares of the Trust are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC").


WHAT ARE THE TRUST'S MAIN INVESTMENT STRATEGIES?


                  To achieve the Trust's goal, we invest in a broad range of common stocks, bonds and money market instruments in accordance with our asset allocation strategy. In selecting securities for purchase or sale, we rely on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System (the "Ranking Systems"). These Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months to that of all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Trust invests usually are selected from those U.S. securities ranked 1 or 2 by either Ranking System but it may also invest in common stocks ranked 3. There are no set limitations of investments in any category or according to the company's size.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE TRUST?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. The risks vary depending upon a fund's mix of stocks, bonds and money market securities. Therefore, before you invest in this fund you should carefully evaluate the risks.

                  The chief risk that you assume when investing in the Trust is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                  You also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease.

                  The price of Trust shares will increase and decrease according to changes in the value of the Trust's investments. The Trust will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.


                  An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 7.


HOW HAS THE TRUST PERFORMED?

                  This bar chart and table can help you evaluate the potential risks of investing in the Trust. We show how returns for the Trust's shares have varied over the past ten calendar years, as well as the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500 (Registered Trademark) and the Lehman Brothers Government/Credit Bond Index, which are broad based market indexes. You should remember that unlike the Trust, these indexes are unmanaged and do not include the costs of buying, selling, and holding the securities. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Trust's returns would be less than those shown. All returns reflect reinvested dividends. The Trust's past performance is not necessarily an indication of how it will perform in the future.

                  TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

                                        [GRAPHIC OMITTED]

                               1994 ......................... -4.88
                               1995 ......................... 28.54
                               1996 ......................... 15.87
                               1997 ......................... 15.66
                               1998 ......................... 27.45
                               1999 ......................... 24.32
                               2000 .........................  1.95
                               2001 .........................-12.92
                               2002 .........................-12.53
                               2003 ......................... 16.53


                  BEST QUARTER: Q4 1998 +23.39%
                  WORST QUARTER: Q3 2001 (14.36%)

                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03 (%)

                                                1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST     16.53%          2.38%         8.92%
--------------------------------------------------------------------------------------
S&P 500 (Registered Trademark)  INDEX*          28.68%         --0.57%       11.07%
--------------------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT/                      4.66%          6.66%         6.98%
CREDIT BOND INDEX*
--------------------------------------------------------------------------------------


* Reflects no deduction for fees or expenses.


WHAT ARE THE TRUST'S FEES AND EXPENSES?

                  This table describes the fees and expenses you pay in connection with an investment in the Trust. It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.

ANNUAL TRUST OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE TRUST'S ASSETS)

MANAGEMENT FEES                              0.50%
--------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES*       0.40%
--------------------------------------------------
OTHER EXPENSES                               0.06%
--------------------------------------------------
TOTAL ANNUAL TRUST OPERATING EXPENSES        0.96%
--------------------------------------------------

                  * Because these fees are paid out of the Trust's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.



                  EXAMPLE

                  This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. We show the cumulative amount of Trust expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Trust's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------
VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST     $98        $306        $531         $1,178
--------------------------------------------------------------------------------------------

     HOW WE MANAGE THE TRUST


OUR PRINCIPAL INVESTMENT STRATEGIES

                  Because of the nature of the Trust, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Trust's objective.


                  We analyze economic and market conditions, seeking to identify the market sectors or securities that we think make the best investments.


                  The Trust attempts to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Trust among three types of securities: (a) equity securities, (b) debt securities with maturities of more than one year and (c) money market instruments (debt securities with maturities of less than one year). Allocation of the Trust's assets among these types of securities will be determined by the Adviser and will be based primarily on data derived from proprietary computer models for the stock and bond markets which the Adviser has developed and other factors which the Adviser deems appropriate. There are no limits on the percentage of the Trust's assets that can be invested in equity, debt or money market securities. When the asset allocation model indicates a preference for equity securities, the percentage of the Trust's total assets invested in equity securities will be increased. Similarly, if the expected total return from equity securities is poor, then a greater percentage of the Trust's assets will be invested in debt or money market securities.


                  INVESTMENT IN EQUITY SECURITIES. In selecting securities for purchase or sale, the Adviser relies on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System. The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5

                  (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

                  The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing private accounts since 1981, and in managing the Value Line Emerging Opportunities Fund, Inc. since 1993. The Performance Ranking System evaluates the approximately 1,800 stocks in the Small and Mid-Cap Edition of The Value Line Investment Survey which consists of stocks with smaller market capitalizations (under $1 billion) and mid-cap stocks (between $1 billion and $5 billion in market capitalization). This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,800 stocks under review.

                  Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance for the next six to twelve months. The Trust's investments usually are selected from common stocks ranked 1 or 2 but the Trust may also invest in common stocks ranked 3. Reliance upon the Rankings, whenever feasible, is a fundamental policy of the Trust which may not be changed without shareholder approval. The utilization of these Ranking Systems is no assurance that the Trust will perform similarly to or more favorably than the market in general over any particular period.


                  INVESTMENT IN DEBT SECURITIES. The debt securities in which the Trust invests are primarily investment grade debt securities issued by U.S. corporations rated within one of the four highest categories of a nationally recognized rating organization or, if not rated, believed by the Adviser to be of equivalent credit quality and in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

                  INVESTMENT IN MONEY MARKET SECURITIES. The short-term instruments in which the Trust invests are primarily U.S. Government obligations and repurchase agreements.

                  TEMPORARY DEFENSIVE POSITION
                  From time to time in response to adverse market, economic, political or other conditions, the Trust may invest without limitation in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Trust avoid losses, but it may have the effect of reducing the Trust's capital appreciation or income, or both. If this becomes necessary, the Trust may not achieve its investment objective.


                  PORTFOLIO TURNOVER
                  The Trust may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Trust's performance. See "Financial Highlights" for the Fund's most currrent portfolio turnover rates.



THE PRINCIPAL RISKS OF INVESTING IN THE TRUST

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. The risks of investing in the Trust may vary depending on the mix of equity securities, debt securities and money market instruments. Therefore, before you invest in the Trust you should carefully evaluate the risks.


                  Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity market. Debt securities represent the contractual obligation of an issuer to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded, which may adversely affect the market value of a security, or that the issuer will fail to pay the principal or interest when due.

                  The Trust's use of the Ranking Systems involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Trust's portfolio.

                  Please see the Statement of Additional Information for a further discussion of risks. Information on the Trust's recent portfolio holdings can be found in the Trust's current annual or semi-annual report.

                  WHO MANAGES THE TRUST

                  The business and affairs of the Trust are managed by the Trust's officers under the direction of the Trust's Board of Trustees.


INVESTMENT ADVISER

                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Trust's investment adviser and manages the Trust's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of over $3 billion.

                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. A subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                  For managing the Trust and its investments, the Adviser is paid a yearly fee of 0.50% of the Trust's average daily net assets.


PORTFOLIO MANAGEMENT

                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Trust's portfolio.

     ABOUT YOUR ACCOUNT


HOW TO BUY AND SELL SHARES


                  You may invest in the Trust only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by GIAC. The Trust continuously offers its shares to GIAC's separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to owners of the Contracts ("Contractowners") units in its separate accounts which directly correspond to shares in the Trust. GIAC submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail. The Trust redeems shares from GIAC's separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.

                  THE ACCOMPANYING PROSPECTUS FOR A GIAC VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICY DESCRIBES THE ALLOCATION, TRANSFER AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.

               o  DISTRIBUTION PLAN


                  In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Trust will pay to Value Line Securities, Inc., the Trust's distributor (the "Distributor"), a fee at an annual rate of 0.40% of the Trust's average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Trust. These activities include, among other things: providing incentives and compensation to GIAC to make the Trust available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Trust; providing administrative support services to the Trust in connection with the distribution of the Trust's shares for use in funding Contracts; paying costs incurred in conjunction with marketing Trust shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Trust shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Trust shares, to the extent permitted by applicable laws, rules or regulations; and training sales personnel of GIAC regarding the Trust.


                  From time to time, the Adviser or the Distributor, directly or through an affiliate, may use its own resources to pay promotional and administrative expenses in connection with the offer and sale of Trust shares, or to make payments to third parties that provide assistance in selling Trust shares or that provide support services to owners who fund their Contracts with shares of the Trust. These amounts would be in addition to amounts paid by the Trust.

                o NET ASSET VALUE

                  We determine the Trust's net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. We calculate NAV by adding the market value of all the securities and assets in the Trust's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are readily available at their market value. We price securities for which market valuations are not readily available at their fair market value as determined under the direction of the Board of Trustees. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

DIVIDENDS, DISTRIBUTIONS AND TAXES


                  The Trust intends to pay dividends of all or substantially all of its net investment income and to distribute all or substantially all of its realized capital gains annually. All dividends and capital gains distributions will be automatically reinvested, at net asset value, by GIAC's separate accounts in additional shares of the Trust.

                  For federal income tax purposes, dividends and capital gain distributions from the Trust are treated as received by the insurance company rather than by Contractowners. Under the Internal Revenue Code, generally dividends and net short-term capital gain distributions from the Trust are treated as ordinary income and distributions of net long-term capital gains are treated as long-term capital gain. The insurance company should consult its own tax advisers regarding the tax treatment of dividends and capital gain distributions it receives from the Trust. Contractowners should read the prospectus for GIAC's variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of withdrawals or other payments from such Contracts to Contractowners.


                  The Trust has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Trust must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its assets to shareholders. As long as the Trust meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it distributes.

                  In addition, the Trust also intends to comply with certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information on these diversification requirements is contained in the Trust's Statement of Additional Information.

                  Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

                  FINANCIAL HIGHLIGHTS

                  The financial highlights table is intended to help you understand the Trust's financial performance for the past five years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request by calling 800-221-3253.

                  FINANCIAL HIGHLIGHTS


---------------------------------------------------------------------------------------------------------------
                                                              YEARS ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------
                                         2003           2002            2001            2000           1999
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $15.82         $18.36          $23.62          $29.39         $25.22
---------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                  .07            .13             .24             .68            .59
    Net gains or losses on securities
      (both realized and unrealized)      2.53          (2.45)          (3.25)            .17           5.34
---------------------------------------------------------------------------------------------------------------
    Total income from investment
      operations                          2.60          (2.32)          (3.01)            .85           5.93
---------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net investment
      income                              (.12)          (.22)           (.69)           (.62)          (.29)
    Distributions from net realized
      gains                                 --             --           (1.56)          (6.00)         (1.47)
---------------------------------------------------------------------------------------------------------------
    Total distributions                   (.12)          (.22)          (2.25)          (6.62)         (1.76)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $18.30         $15.82          $18.36          $23.62         $29.39
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                           16.53%        (12.53)%        (12.92)%          1.95%         24.32%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(in thousands)                        $788,773       $788,102      $1,113,568      $1,489,962     $1,611,881
Ratio of expenses to
average net assets(1)                      .96%           .73%            .56%            .57%           .58%
Ratio of net investment income
to average net assets                      .35%           .59%            .96%           2.54%          2.13%
Portfolio turnover rate                     30%            35%             69%             88%            70%
---------------------------------------------------------------------------------------------------------------


** Total returns do not reflect the effect of charges, deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

FOR MORE INFORMATION

                  Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can find more detailed information about the Trust in the current Statement of Additional Information dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission
                  (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Trust, you can write to the Fund, c/o GIAC, 7 Hanover Square, New York, NY 10004 or call toll-free 800-221-3253.

                  Reports and other information about the Trust are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-Mail address: publicinfo@SEC.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Trust, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.

                  INVESTMENT ADVISER         CUSTODIAN
                  Value Line, Inc.           State Street Bank and Trust Company
                  220 East 42nd Street       225 Franklin Street
                  New York, NY 10017-5891    Boston, MA 02110


                                                               File No. 811-5276

                              VALUE LINE STRATEGIC
                             ASSET MANAGEMENT TRUST

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-221-3253

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2004
--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Strategic Asset Management Trust (the "Trust") dated May 1, 2004, a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and report of independent auditors appearing in the Trust's 2003 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-221-3253.

                                  ------------

                                TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
Description of the Trust and Its Investments and Risks ..........   B-2
Management of the Trust .........................................   B-12
Investment Advisory and Other Services ..........................   B-16
Service and Distribution Plan ...................................   B-18
Brokerage Allocation and Other Practices ........................   B-19
Capital Stock ...................................................   B-20
Purchase, Redemption and Pricing of Shares ......................   B-20
Taxes ...........................................................   B-21
Performance Data ................................................   B-24
Financial Statements ............................................   B-24

             DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

     CLASSIFICATION. The Trust is a Massachusetts business trust organized in 1987. The Trust's investment adviser is Value Line, Inc. (the "Adviser").

     INVESTMENT STRATEGIES AND RISKS. The primary investment objective of the Trust is to achieve a high total investment return consistent with reasonable risk. The Trust's investment objective cannot be changed without shareholder approval. There can be no assurance that the Trust will achieve its investment objective. There are risks in all investments, including any stock investment, and in all mutual funds that invest in stocks.

     Under normal conditions, the Trust will attempt to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Trust among three types of securities: (a) equity securities, (b) debt securities with maturities of more than one year, and (c) money market instruments (debt securities with maturities of less than one year). Allocation of the Trust's assets among these types of securities will be determined by the Adviser and will be based primarily on data derived from computer models for the stock and bond markets which the Adviser has developed and other factors which the Adviser deems appropriate.

     There are no limits on the percentage of the Trust's assets that can be invested in equity, debt or money market securities. Thus, at any given time, the Trust may invest entirely in equity, debt or money market securities or any combination thereof.

     When the stock market model indicates a preference for equity securities, the percentage of the Trust's total assets invested in equity securities will be increased. Similarly, if the expected total return from equity securities is poor, then a greater percentage of the Trust's assets will be invested in debt or money market securities as indicated by the Adviser's bond market model. The Trust is typically weighted towards equity securities over debt and money market securities. The Trust may also write covered call options on its portfolio securities, invest in repurchase agreements and in financial futures contracts and related options. See "Miscellaneous Investment Practices" below.


     Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Trust. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Trust.


     INVESTMENT IN DEBT SECURITIES. The Trust may invest in a broad variety of debt securities, including debt securities issued by U.S. companies rated within one of the four highest grades assigned by Standard & Poor's Corporation ("S&P") (i.e., AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (i.e., Aaa, Aa, A and Baa) or, if unrated, judged by the Adviser to be of comparable quality, and debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). It is the Trust's current intention to limit its investments in debt securities to those rated within the three highest grades.

     U.S. Government Securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

     INVESTMENT IN MONEY MARKET SECURITIES. The Trust may invest in short-term instruments (maturing in one year or less), including the following:

          (1) U.S. Government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the Federal Government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association.

          (2) Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. Government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100,000,000 and to banks where the bank or its holding company carries a Value Line financial strength rating of at least "A" (the third highest of nine rating groups) of (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

          (3) Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

          (4) Commercial paper issued by corporations maturing within one year from the day of purchase and rated Prime-2 or better by Moody's or A-2 or better by S&P, or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody's or AA by S&P.

          (5) Other debt instruments issued by corporations maturing within one year from the day of purchase and rated at least Aa by Moody's or AA by S&P.

     Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Trust to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

     The Adviser uses its best judgment in selecting money market investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions.


MISCELLANEOUS INVESTMENT PRACTICES


     RESTRICTED SECURITIES. On occasion, the Trust may purchase securities which would have to be registered under the Securities Act of 1933, as amended (the "Securities Act") if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Trust's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

     In addition, the Trust may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Trust's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

     To the extent that the liquid Rule 144A securities that the Trust holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Trust's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Trust's investments in Rule 144A securities and will consider appropriate measures to enable the Trust to maintain sufficient liquidity for operating purposes and to meet redemption requests.

     COVERED CALL OPTIONS. The Trust may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Trust writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Trust will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Trust has no control, the Trust must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Trust foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Trust also forgoes the opportunity to sell the underlying security during the option period. The Trust will not write call options in an aggregate amount greater than 25% of its net assets.


     The Trust will purchase call options only to close out a position. When an option is written on securities in the Trust's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Trust's position, or the Trust may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Trust may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Trust has written. The Trust realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, the Trust realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Trust may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC"). The Trust will only enter into futures contracts and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.


     There can be no assurance of the Trust's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

     For example, should the Trust anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indexes thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Trust anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indexes thereby locking in a price. The implementation of these strategies by the Trust should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

     A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Trust's successful use of stock index futures as a hedging device.

     The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Trust entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Trust is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Trust entering into a short futures contract. If the offsetting short price exceeds the long price, the Trust realizes as a gain, and if the offsetting short price is less than the long price, the Trust realizes a loss.

     No consideration will be paid or received by the Trust upon entering into a futures contract. Initially, the Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Trust upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

     The Trust may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Trust does change and is reflected in the net asset value of the Trust. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

     Successful use of stock index futures by the Trust also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Trust's overall performance may be worse than if no such contracts had been entered into. For example, if the Trust has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Trust will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Trust has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Trust may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Trust is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Trust will not purchase these options unless its investment adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

     Options and futures contracts entered into by the Trust will be subject to special tax rules. These rules may accelerate income to the Trust, defer Trust losses, cause adjustments in the holding periods of Trust securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Trust distributions. However, the Trust anticipates that these investment activities will not prevent the Trust from qualifying as a regulated investment company.

     REPURCHASE AGREEMENTS. The Trust may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Trust is a party, the Trust could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     LENDING PORTFOLIO SECURITIES. The Trust may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Trust. The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or U.S. Treasury bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Trust will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loan justifies the risk. The Trust may pay reasonable custodian and administrative fees in connection with the loans.

     WHEN-ISSUED SECURITIES. The Trust may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Trust's other assets. While when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Trust will record the transaction and reflect the value of the security in determining its net asset value. The Trust does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Trust will maintain cash and high quality marketable securities equal in value to commitments for when-issued securities in a segregated account.

     SHORT SALES. The Trust may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Trust owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities. No more than 10% of the value of the Trust's net assets taken at market may at any one time be held as collateral for such sales.

     FUTURES AND OPTIONS ON FUTURES. The Trust may trade in financial futures contracts including stock index futures and in options on such financial futures contracts. Currently, financial futures contracts can be entered into for interest rate sensitive debt securities such as U.S. Treasury bills, bonds and notes, certificates of the Government National Mortgage Association and bank certificates of deposit ("interest rate futures"). These contracts are principally traded on the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures on stock indexes are currently traded on the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. The Trust may enter into futures contracts on these instruments and indexes as well as on new instruments and indexes as they become available on national futures exchanges.

     Financial futures contracts are contracts entered into on a commodity exchange which provide for the future delivery of an underlying instrument or index on a specified date, time and place. The contractual obligations may be satisfied by either taking or making physical delivery of the underlying commodity (or cash settlement in the case of stock index futures and certain other financial futures contracts) or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the instrument or index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the instrument or index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Trust entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Trust is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Trust entering into a short futures contract. If the offsetting short price exceeds the long price, the Trust realizes a gain, and if the offsetting short price is less than the long price, the Trust realizes a loss.

     No consideration will be paid or received by the Trust upon entering into a futures contract. Initially, the Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Trust upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

     The Trust may also purchase put and call options on financial futures contracts on commodity exchanges or write covered options on such contracts. Unlike a futures contract, which requires the parties to buy and sell a commodity on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Trust does change and is reflected in the net asset value of the Trust. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

     Interest rate futures contracts may be entered into in order to hedge the Trust's portfolio of debt securities against anticipated interest rate changes. If the Adviser anticipates that interest rates will rise, the Trust may enter into a short interest rate futures contract or write a call option or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust's securities. If the Adviser anticipates that interest rates will decline, the Trust may enter into a long interest rate futures contract or purchase a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase.

     The Trust may enter into stock index futures for the purpose of hedging against changes in values of the Trust's portfolio securities or options on stock indexes. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Trust's successful use of stock index futures as a hedging device.

     When futures are purchased to hedge against a possible increase in the price of stocks before the Trust is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     OPTIONS ON SECURITIES. The Trust may purchase and write listed put and call options on equity and debt securities when deemed appropriate and consistent with the Trust's investment objective. The Trust will engage in option transactions to realize profits through the receipt of premiums, to protect unrealized gains or to avoid realizing losses and to hedge securities positions held by the Trust.

     The Trust will write call options only if they are secured. A call option is "secured" if the Trust owns the securities underlying the call, if the Trust holds a call at the same exercise price for the same exercise period and on the same securities as the call written, or if the Trust establishes with its custodian at the time it writes the call, and maintains for the term of the option, a segregated account consisting of cash, U.S. Government Securities or other high-grade debt securities equal to the fluctuating market value of the optioned securities. The segregated account will be adjusted at least daily to reflect changes in the market value of the optioned securities.

     The Trust will write put options only if they are secured. A put option is "secured" if the Trust holds a put at the same exercise price, for the same exercise period and on the same underlying security as the put written, or if the Trust places cash, U.S. Government Securities or other high-grade debt securities with a value equal to the exercise price of the put in a segregated account with the Trust's custodian. The segregated account will be adjusted daily to reflect the current value of the put.

     The Trust may enter into "closing purchase transactions" or "closing sale transactions" to terminate its obligations with respect to an option prior to the expiration of the option. As the writer of an option, the Trust may effect a closing purchase transaction by buying an option of the same series and exercise price as the option previously written. As the purchaser of an option, the Trust may liquidate its position by selling the option previously purchased.

     The Trust may realize a profit or loss upon entering into a closing purchase or sale transaction. The Trust will realize a profit if the cost of a closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of a closing purchase transaction exceeds the premium received upon writing the original option. Whether the Trust realizes a profit or loss on a closing sale transaction will depend on whether the amount received in the closing sale transaction is more or less than the premium the Trust initially paid for the original option plus the related transaction costs.

     The Trust will not (1) sell listed put or call options to the extent that, immediately after a sale, the aggregate value of the securities underlying the calls or obligations securing the puts would exceed 25% of the Trust's net assets or (2) purchase listed put or call options if, immediately after a purchase, the premiums paid for all the options owned at that time would exceed 10% of the Trust's net assets.

     TRUST POLICIES.

          (i) The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Trust may not borrow money, except that the Trust may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Trust's total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made. Borrowings representing more than 10% of a Trust's total assets must be repaid before the Trust may make additional investments.

          (iii) The Trust may not engage in the underwriting of securities except to the extent that the Trust may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

          (iv) The Trust may not invest 25% or more of its assets in securities of issuers in any one industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

          (v) The Trust may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Trust may purchase securities of issuers which engage in real estate operations.

          (vi) The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Trust.

          (vii) The Trust may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Trust for permissible purposes or to margin payments made in connection with such contracts.

          (viii) The Trust may not purchase or sell any put or call options or any combination thereof, except that the Trust may write and sell covered call option contracts on securities owned by the Trust. The Trust may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). The Trust may also purchase and sell put and call options on stock index futures contracts.

          (ix) With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Trust would own more than 10% of the outstanding voting securities of that issuer.

          (x) The Trust may not invest in commodities or commodity contracts except that the Trust may invest in stock index futures contracts and options on stock index futures contracts.

          (xi) The primary investment objective of the Trust is to achieve a high total investment return consistent with reasonable risk.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Trust follows the industry classifications in The Value Line Investment Survey. In addition, it is a fundamental policy of the Trust to rely, whenever feasible, on the Value Line Timeliness Ranking System and the Value Line Performance Ranking System.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

     The following investment policies are considered non-fundamental and can be changed by the Board of Trustees without the approval of shareholders. Shareholders will be notified of any changes to any of these non-fundamental investment policies.

     (i) The Trust does not intend to borrow money for leveraging purposes.

     (ii) The Trust may not purchase shares of other investment companies, except (i) the Trust may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies or (ii) in connection with a reorganization, merger or consolidation with another open-end investment company.

     (iii) The Trust will not enter into repurchase agreements with maturities in excess of seven days or purchase other illiquid securities if immediately after, and as a result of, such purchase the value of such securities would exceed, in the aggregate, 10% of the Trust's net assets.

     Since the Trust will be used as an investment vehicle for variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.

                            MANAGEMENT OF THE TRUST

     The business and affairs of the Trust are managed by the Trust's officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Trustee serves until his or her successor is elected and qualified.


                                                                                                            OTHER
                                                   LENGTH                   PRINCIPAL                   DIRECTORSHIPS
                                                   OF TIME              OCCUPATION DURING                  HELD BY
NAME, ADDRESS AND AGE          POSITION            SERVED                THE PAST 5 YEARS                  TRUSTEE
---------------------          --------            -------      -----------------------------------   -----------------
Interested Trustees*

Jean Bernhard Buttner          Chairman of       Since 1983     Chairman, President and Chief         Value Line, Inc.
Age 69                         the Board of                     Executive Officer of Value Line,
                               Trustees                         Inc. (the "Adviser") and Value
                               and President                    Line Publishing, Inc. Chairman
                                                                and President of each of the
                                                                14 Value Line Funds and Value
                                                                Line Securities, Inc. (the "Dis-
                                                                tributor").

Marion N. Ruth                 Trustee           Since 2000     Real Estate Executive; Presi-         Value Line, Inc.
5 Outrider Road                                                 dent, Ruth Realty (real estate
Rolling Hills, CA 90274                                         broker); Director of the Adviser
Age 69                                                          since 2000.

Non-Interested Trustees

John W. Chandler               Trustee           Since 1991     Consultant, Academic Search                 None
1611 Cold Spring Rd                                             Consultation Service, Inc.
Williamstown, MA 01267                                          Trustee Emeritus and Chair-
Age 80                                                          man (1993-1994) of the Board
                                                                of Trustees of Duke University;
                                                                President Emeritus, Williams
                                                                College.
Frances T. Newton              Trustee           Since 2000     Customer Support Analyst,                   None
4921 Buckingham Drive                                           Duke Power Company.
Charlotte, NC 28209
Age 62

Francis Oakley                 Trustee           Since 2000     Professor of History, Williams        Berkshire Life
54 Scott Hill Road                                              College, 1961 to 2002, Presi-         Insurance Com-
Williamstown, MA 01267                                          dent Emeritus since 1994              pany of America.
Age 72                                                          and President, 1985-1994;
                                                                Chairman (1993-1997) and
                                                                Interim President (2002) of the
                                                                American Council of Learned
                                                                Societies.

David H. Porter                Trustee           Since 1997     Visiting Professor of Classics,             None
5 Birch Run Drive                                               Williams College, since 1999;
Saratoga Springs, NY 12866                                      President Emeritus, Skidmore
Age 68                                                          College since 1999 and Presi-
                                                                dent, 1987-1998.

Paul Craig Roberts             Trustee           Since 1983     Chairman, Institute for Political     A. Schulman Inc.
169 Pompano St.                                                 Economy.                              (plastics)
Panama City Beach, FL 32413
Age 65

Nancy-Beth Sheerr              Trustee           Since 1996     Senior Financial Advisor, Veri-             None
1409 Beaumont Drive                                             table, L.P. (investment advisor)
Gladwyne, PA 19035                                              since April 1, 2004; Senior Fi-
Age 55                                                          nancial Advisor, Hawthorne,
                                                                 2001-2004.

                                                                                                    OTHER
                                                LENGTH                  PRINCIPAL               DIRECTORSHIPS
                                                OF TIME             OCCUPATION DURING              HELD BY
NAME, ADDRESS AND AGE     POSITION              SERVED              THE PAST 5 YEARS               TRUSTEE
---------------------     --------              -------             -----------------           -------------
Officers

Stephen E. Grant          Vice President      Since 1991     Portfolio Manager with the Ad-           --
Age 50                                                       viser.

Jeffrey Geffen            Vice President      Since 2003     Portfolio Manager with the Ad-           --
Age 54                                                       viser since 2001; Vice Presi-
                                                             dent Investments, Morgan
                                                             Stanley Dean Witter Advisors,
                                                              1989-2001.

David T. Henigson         Vice President,     Since 1994     Director, Vice President and             --
Age 46                    Secretary and                      Compliance Officer of the Ad-
                          Treasurer                          viser. Director and Vice Presi-
                                                             dent of the Distributor. Vice
                                                             President, Secretary and Trea-
                                                             surer of each of the 14 Value
                                                             Line Funds.

------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Trustees of the Trust serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Trust and meeting with the Trust's independent auditors to review the range of their activities and to discuss the Trust's system of internal accounting controls. The Audit Committee also meets with the independent auditors in executive session at each meeting. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Trustee if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Trust and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a Nominating Committee consisting of the non-interested Trustees the purpose of which is to review and nominate candidates to serve as non-interested trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Trustees by the Trust and the thirteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended December 31, 2003. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds. The Trust has no retirement or pension plan for its Trustees.

                                        TOTAL
                                     COMPENSATION
                                      FROM FUND
                        AGGREGATE      AND FUND
                      COMPENSATION     COMPLEX
NAMES OF PERSONS        FROM FUND     (15 FUNDS)
----------------      -------------  ------------
Jean B. Buttner          $  -0-        $   -0-
John W. Chandler          3,161         45,000
Frances T. Newton         3,161         45,000
Francis C. Oakley         3,161         45,000
David H. Porter           3,161         45,000
Paul Craig Roberts        3,161         45,000
Marion N. Ruth              -0-            -0-
Nancy-Beth Sheerr         3,161         45,000


     As of the date of this Statement of Additional Information, The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, owned all of the outstanding shares of the Trust. Such shares are allocated to one or more Guardian separate accounts, which are registered as unit investment trusts under the Investment Company Act of 1940. The address of The Guardian Insurance & Annuity Company, Inc. is 7 Hanover Square, New York, New York 10004. It is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

     None of the Trustees own any shares of the Trust. The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in all of the Value Line Funds as of December 31, 2003:


                             AGGREGATE DOLLAR
                              RANGE OF EQUITY
                             SECURITIES IN ALL
NAME OF DIRECTOR          OF THE VALUE LINE FUNDS
----------------          -----------------------
Jean B. Buttner           Over $100,000
John W. Chandler          $10,001 -- $50,000
Frances T. Newton         $10,001 -- $50,000
Francis C. Oakley         $10,001 -- $50,000
David H. Porter           $10,001 -- $50,000
Paul Craig Roberts        Over $100,000
Marion N. Ruth            Over $100,000
Nancy-Beth Sheerr         $10,001 -- $50,000

     None of the non-interested Trustees, and his or his immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Value Line Securities, Inc., the Trust's distributor (the "Distributor").


PROXY VOTING POLICIES

     As a shareholder of the companies in which the Trust invests, the Trust receives proxies to vote at those companies' annual or special meetings. The Board of Trustees has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Trust. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Trust's investment objective. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Trust generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Trust reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Trust; however, the Adviser has delegated the implementation of the Trust's Proxy Voting Policies to Investor Responsibility Research Center ("IRRC"), a proxy voting service that is not affiliated with the Adviser or the Trust. In addition, IRRC will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Trust receives. The Adviser generally anticipates that it will follow the recommendations of IRRC.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Trust receives each year; however, each proxy needs to be considered separately and the Trust's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.


ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS

     o Generally, the Trust supports the company's nominees to serve as directors.

     o The Trust generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

        o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

        o Provisions of the corporate charter addressing indemnification of directors and officers;

        o  Stock repurchase plans; and

        o  The selection of independent accountants.

     o The types of matters on corporate governance that the Adviser would expect to vote against include:

        o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

        o  The adoption of a classified board;

        o  The adoption of poison pill plans or similar anti-takeover measures;
           and

        o The authorization of a class of shares not held by the Trust with superior voting rights.

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS

     The Trust normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Trust has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Trust would oppose. For example, the Trust would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.


SOCIAL POLICY BASED PROPOSALS


     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.


     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Trust, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Trust and its shareholders.

     Every August, commencing in 2004, the Trust will file with the Securities and Exchange Commission information regarding the voting of proxies by the Trust for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Trust's website at http://vlfunds.com.

     Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Trust's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Trust, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Trust and the Adviser, dated August 10, 1988, provides for an advisory fee at an annual rate of 0.50% of the Trust's average daily net assets. During 2001, 2002 and 2003, the Trust paid or accrued to the Adviser advisory fees of $6,197,422, $4,731,537 and $3,816,309 respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Trust. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Trustees, including the non-interested Trustees, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Trust for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds of similar size with a similar investment objective, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Trustees considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Trustees, including all of the non-interested Trustees, voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Trust and its shareholders. In making such determination, the Board of Trustees relied upon assistance of their legal counsel.


     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $3 billion.

     Certain of the Adviser's clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.


     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Trust. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.


     The Trust has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the

Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Trust. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Trust's independent auditors and also performs certain tax preparation services.


                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Trust shares and for servicing Trust shareholders at an annual rate of .40% of the Trust's average daily net assets. During the fiscal year ended December 31, 2003, the Trust paid fees of $3,053,048 to the Distributor under the Plan. The Distributor incurred $4,183,189 in advertising and other marketing expenses.


     The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Trust shares, including but not limited to:
(i) costs of printing and distributing the Trust's prospectus, statement of additional information and reports to prospective owners of Contracts; (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Trust;
(iii) providing incentives and compensation to GIAC to make the Trust available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Trust; and (iv) providing administrative support services to the Trust in connection with the distribution of the Trust's shares for use by GIAC in funding Contracts.

     The Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Trust shares. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling shares of the Trust or that provide support services to owners of Contracts.


     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Trust. Pursuant to the Plan, a new Trustee who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Trustees who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Trust. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Trust's shares, an enhancement in the Trust's ability to maintain accounts and improve asset retention, increased stability of net assets for the Trust, increased stability in the Trust's positions, and greater flexibility in achieving investment objective. The costs of any joint distribution activities between the Trust and other Value Line Funds will be allocated among the funds in proportion to the number of their shareholders.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Trust's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Trust, but certain of these services might have relieved the Trust of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Trust or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

     During 2001, 2002 and 2003, the Trust paid brokerage commissions of $915,265, 655,147, and $651,260, respectively, of which $551,164 (60%), $68,714
(10%) and $333,692 (51%), respectively, was paid to the Distributor, a subsidiary of the Adviser. The Distributor clears transactions for the Trust through unaffiliated broker-dealers. During 2002, the Trust paid $249,534 to the Distributor for reimbursement of trading services on behalf of the Trust.


     The Board of Trustees has adopted procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940 which requires that the commissions paid to the Distributor or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Trustees with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Trustees reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith. During 2003, $529,049 (81%) of the Trust's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $122,211 (19%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Trust and to the other entities that it advises. The Trust is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

     During 2003, the Trust acquired securities of The Bear Stearns Companies, Inc., one of the Trust's regular brokers. At December 31, 2003, the Trust owned shares in such issuer with a value of $1,599,000.

     PORTFOLIO TURNOVER. The Trust's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Trust's portfolio were replaced in a period of one year. To the extent that the Trust engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Trust's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Trust's Prospectus.


                                 CAPITAL STOCK

     Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Shares of the Trust are available to the public only through the purchase of certain contracts issued by GIAC. There are no minimum investment requirements.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the Investment Company Act of 1940: (1) For any period
(a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.

     The value of shares of the Trust on redemption may be more or less than the shareholder's cost, depending upon the market value of the Trust's assets at the time.


CALCULATION OF NET ASSET VALUE. The net asset value of the Trust's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Trust shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Trust, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Trust generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Trust are valued at fair value as the Board of Trustees or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.


                                     TAXES

     The Trust has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Trust must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. As long as the Trust meets such requirements, it will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by the Trust which are distributed to shareholders in accordance with timing and other requirements of the Code.

     In order to qualify as a regulated investment company under the Code, the Trust must, among other things, (a) derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and (b) diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Trust's total assets and no more than 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Trust and which are engaged in the same, similar, or related trades or businesses.

     The Trust also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Trust by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the Trust as assets of the related separate accounts and, among other things, limit the extent to which the assets of the Trust may be represented by any one, two, three, or four investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a separate account to satisfy the Section 817(h) requirements would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Any such failure may also result in adverse consequences for the insurance company issuing the contracts. In addition, failure by the Trust to qualify as a regulated investment company would subject the Trust to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

     Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Trust have been held. For federal income tax purposes, dividends and capital gain distributions from the Trust are treated as received by the insurance company rather than by the Contractholders.

     Any dividend declared by the Trust as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     If the Trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, the Trust may have to dispose of securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     For U.S. federal income tax purposes, the Trust is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Trust and therefore are not expected to be distributed as such to shareholders.

     Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Trust shares is properly treated as a sale for tax purposes, as the following discussion assumes. Any loss realized by a shareholder upon the redemption, exchange or other disposition of Trust shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same trust (including those made pursuant to reinvestment of dividends and/or capital gain distributions within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.

     Options written or purchased and futures contracts entered into by the Trust on certain securities and indices may cause the Trust to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Trust as long-term or short-term. Additionally, the Trust may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark to market rules is treated as an "appreciated financial position" of a "constructive sale" held by the Trust under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Trust may receive no corresponding cash amounts, possibly requiring the disposition of securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Trust's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Trust's income and gains or losses and hence of its distributions to shareholders.

     The Trust may invest in stocks of foreign issuers and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Trust does not expect to pass through to its shareholders their pro rata shares of qualified non-U.S. taxes paid by the Trust, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

     If the Trust acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies, even if all income or gain actually received by the Trust is timely distributed to its shareholders. The Trust would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Trust to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Trust may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Trust and to certain aspects of its distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies.

Shareholders and Contractholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.


                                PERFORMANCE DATA

     From time to time, the Trust may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Trust will be accompanied by information on the Trust's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Trust may also advertise aggregate total return information for different periods of time.

     The Trust's average annual total returns for the one, five and ten year periods ending December 31, 2003 were 16.53%, 2.38% and 8.92%, respectively.

     The Trust's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trust.

     Investors should note that the investment results of the Trust will fluctuate over time, and any presentation of the Trust's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


                              FINANCIAL STATEMENTS

     The Trust's financial statements for the year ended December 31, 2003, including the financial highlights for each of the five fiscal years in the period ended December 31, 2003, appearing in the 2003 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein, are incorporated by reference in this Statement of Additional Information.

                            PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.


   (a)      Declaration of Trust.*
   (b)      By-laws.*
   (c)      Not applicable.
   (d)      Investment Advisory Agreement.*
   (e)      Distribution Agreement.*
   (f)      Not applicable.
   (g)      Custodian Agreement.*
   (h)      Agreement with The Guardian Insurance & Annuity Company, Inc.*
   (i)      Legal Opinion.*
   (j)      Consent of independent auditors.
   (k)      Not applicable.
   (l)      Not applicable.
   (m)      Service and Distribution Plan.***
   (p)      Code of Ethics.**

------------
* Filed as an exhibit to Post-Effective Amendment No. 12, filed February 26, 1999, and incorporated herein by reference.
** Filed as an exhibit to Post-Effective Amendment No. 13, filed April 26, 2000, and incorporated herein by reference.
*** Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 2003, and incorporated herein by reference.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 12, filed February 26, 1999.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

NAME                    POSITION WITH THE ADVISER                  OTHER EMPLOYMENT
----                    -------------------------                  ----------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and   ---------------------------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold Bern-
                        and Director                hard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a Di-
                        and Director                rector of Arnold Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer     ---------------------------------

Harold Bernard, Jr.     Director                    Attorney-at-law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive. President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds

Marianne B. Asher       Director                    Private Investor

Edgar A. Buttner, MD    Director                    Postdoctoral Fellow, Harvard University


ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

     (b)

                                    (2)                               (3)
         (1)                POSITION AND OFFICES                  POSITION AND
 NAME AND PRINCIPAL           WITH VALUE LINE                     OFFICES WITH
  BUSINESS ADDRESS            SECURITIES, INC.                     REGISTRANT
  ----------------            ----------------                     -----------
Jean Bernhard Buttner     Chairman of the Board         Chairman of the Board and President

David T. Henigson         Vice President, Secretary,    Vice President, Secretary and
                          Treasurer and Director        Treasurer

Stephen LaRosa            Asst. Vice President          Asst. Treasurer

          The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

     (c)  Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)


      State Street Bank and Trust Company
      c/o BFDS
      P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)


      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.



                                ----------------

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 17 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 10, 2004 relating to the financial statements and financial highlights which appear in the December 31, 2003 Annual Report to Shareholders of Value Line Strategic Asset Management Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 19, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of April, 2004.


                                       VALUE LINE STRATEGIC ASSET MANAGEMENT
                                       TRUST

                                       By: /S/ DAVID T. HENIGSON
                                           -------------------------------------
                                           DAVID T. HENIGSON, VICE PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.



      SIGNATURES                        TITLE                    DATE
      ----------                        -----                    ----
   *JEAN B. BUTTNER        Chairman and Director;           April 19, 2004
   (JEAN B. BUTTNER)         President; Principal
                             Executive Officer

   *JOHN W. CHANDLER       Director                         April 19, 2004
  (JOHN W. CHANDLER)

  *FRANCES T. NEWTON       Director                         April 19, 2004
  (FRANCES T. NEWTON)

  *FRANCIS C. OAKLEY       Director                         April 19, 2004
  (FRANCIS C. OAKLEY)

  *DAVID H. PORTER         Director                         April 19, 2004
  (DAVID H. PORTER)

 *PAUL CRAIG ROBERTS       Director                         April 19, 2004
 (PAUL CRAIG ROBERTS)

   *MARION N. RUTH        Director                          April 19, 2004
   (MARION N. RUTH)

  *NANCY-BETH SHEERR      Director                          April 19, 2004
  (NANCY-BETH SHEERR)

/S/ DAVID T. HENIGSON    Treasurer; Principal Financial     April 19, 2004
---------------------      and Accounting Officer
  (DAVID T. HENIGSON)



*By /S/ DAVID T. HENIGSON
    -------------------------------------
    (DAVID T. HENIGSON, ATTORNEY-IN-FACT)